UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 3, 2003

Naturade, Inc.

(Exact Name of Registrant as Specified in Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

33-7106-A	23-2442709
(Commission File Number)	(IRS Employer Identification No.)

14370 MYFORD ROAD, IRVINE, CALIFORNIA 92606

(Address of Principal Executive Offices)

714-573-4800

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

Exhibit Number	Description
*99.1	Press release dated November 3, 2003.

*            This exhibit shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended.  The information it contains shall not be incorporated by reference into any registration statement, proxy statement or other report unless the registrant specifically incorporates the information into that document by direct reference.

Item 12.          Results of Operations and Financial Condition

On November 3, 2003, the Company released its earnings report for the quarter ended September 30, 2003, a copy of which is attached as exhibit 99.1 to this Form 8-K and is incorporated herein by this reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURADE, INC.

Dated: November 4, 2003	By:	/s/ Bill D. Stewart
Bill D. Stewart
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press release dated November 3, 2003.